Exhibit 10.1

FIRST AMENDMENT
TO
MASTER AGREEMENT TO RESOLVE JCCP No. 4861 PRIVATE PARTY CLAIMS
This First Amendment to Master Agreement to Resolve JCCP No. 4861 Private Party Claims (this “Amendment”), dated as of July 15, 2022 (the “First Amendment Date”), is entered into by and between (i) Defendant Southern California Gas Company, (ii) Defendant Sempra Energy, and (iii) the plaintiff law firms listed on the signature pages hereto under the heading “Plaintiffs’ Counsel” (each individual law firm, a “Plaintiffs’ Counsel Firm,” and such firms collectively “Plaintiffs’ Counsel”) on behalf of their respective Eligible Plaintiffs. Defendants and Plaintiffs’ Counsel, on behalf of all Eligible Plaintiffs they represent, are referred to herein collectively as the “Parties” and individually as a “Party.”
RECITALS
WHEREAS, on September 26, 2021, the Parties executed and delivered that certain Master Agreement to Resolve JCCP No. 4861 Private Party Claims (the “Agreement”), a copy of which is attached to this Amendment as Exhibit A;
WHEREAS, pursuant to Section 9.2 of the Agreement, the Agreement may be amended by a written instrument signed by each of the Parties;
WHEREAS, the Parties desire to (i) amend and clarify any ambiguity surrounding the timing of the payment of the Final Settlement Amount following the CP Satisfaction Date, the satisfaction of the Conditions Precedent and any waiver by Defendants of the Conditions Precedent, and (ii) allow sufficient time for the Conditions Precedent set forth in Section 4.1 of the Agreement, as amended by this Amendment, to be satisfied; and
WHEREAS, the Parties have determined it is in the mutual interest of each Party to the Agreement to amend and clarify certain terms of the Agreement as set forth in this Amendment.
NOW, THEREFORE, for consideration duly received, the adequacy, receipt and sufficiency of which each Party hereby acknowledges, the Parties agree as follows:
AGREEMENT
1.1Undefined Terms. Any undefined capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
1.2Amendments to the Agreement.
(a)The definition of CP Satisfaction Date Deadline at Section 2.12 of the Agreement is hereby amended to replace the phrase “June 1, 2022” with “August 15, 2022 at 6:00 p.m. Pacific Daylight Time”.
(b)The definition of Termination Date at Section 2.46 of the Agreement is hereby amended to replace the phrase “the forty fifth (45th) day after the CP Satisfaction Date Deadline” with “August 22, 2022 at 6:00 p.m. Pacific Daylight Time”.
(c)Section 4.1(ii) of the Agreement is hereby amended to replace the phrase “the Court has approved, directly or through a duly appointed special master or referee, all Settling Minors’ Compromise Petitions with respect to all such Minor Eligible Plaintiffs” with “Plaintiffs shall have filed with the Court petitions for approval of the Settling Minors’ Compromises with respect to all such Minor Eligible Plaintiffs together with proposed orders approving such Settling Minors’ Compromises”.
(d)Section 4.1(xi) of the Agreement is hereby amended to replace the entire sentence with “Proposed orders of dismissal for the dismissals contemplated by Section 5.3 shall have been filed with the Court pursuant to a stipulation and/or a request for the issuance of an OSC Re: Dismissal filed by the Defendants in accordance with a process suggested by the Court”.
(e)The first sentence of Section 4.2 of the Agreement is hereby amended and replaced in its entirety with the following: “In exchange for the good and valuable consideration and terms set forth in this Agreement, subject to the satisfaction, or waiver by Defendants (in Defendants’ sole and absolute discretion), of the Conditions Precedent, Defendants agree to pay an amount equal to the Maximum Settlement Amount less the Reduction (which Reduction is calculated pursuant to Section 2.39 and Section 5.11) (such amount, the “Final Settlement Amount”).”
(f)The first sentence of Section 4.4 of the Agreement is hereby amended and replaced in its entirety with the following:
Upon either (i) the satisfaction of the Conditions Precedent on or prior to the CP Satisfaction Date Deadline or (ii) the waiver by Defendants (in Defendants’ sole and absolute discretion) of the Conditions Precedent on or prior to the Termination Date, Defendants shall, subject to Section 5.11 with respect to the Section 5.11 Adjustment relating to Minor Additional Plaintiffs, transfer no later than August 30, 2022 ninety three percent (93%) of the Final Settlement Amount (calculated as of August 15, 2022) in immediately available funds to a trust intended to be treated as a qualified settlement fund established pursuant to § 468B of the Internal Revenue Code of 1986, as amended, and United States Treasury Regulation § 1.468B-1 et seq (the “QSF Account”).
(g)The first sentence of Section 4.5 is hereby amended and replaced in its entirety with the following: “In accordance with Case Management Order No.6 (“CMO 6”) issued in the JCCP, Defendants shall withhold seven percent (7%) of the Final Settlement Amount (calculated as of August 15, 2022) in order to pay the assessments for the “Fee Fund” and “Cost Fund” established in accordance with CMO 6 (the “CMO 6 Withholding”).”
(h)A new Section 5.11 of the Agreement shall be added to the Agreement and shall read as follows:
“5.11    Additional Plaintiffs. The Parties agree that Plaintiffs’ Counsel shall use best efforts to obtain from all individuals who filed a complaint after September 1, 2021 and no later than July 10, 2022, and excluding any complaint filed on behalf of a plaintiff currently listed on the July 12, 2022 Draft Attachment E , which such individuals are listed on Attachment I to this Agreement (each an “Additional Plaintiff” and collectively, the “Additional Plaintiffs”), fully executed Individual Releases prior to August 15, 2022. If a fully executed Individual Release from an Additional Plaintiff is submitted in accordance with Section 6.3 prior to August 15, 2022 and the Final Settlement Amount is paid in accordance with Section 4.1, the Parties agree that (i) each Additional Plaintiff’s Individual Release shall be released to Defendants together with all other Individual Releases in accordance with Section 4.3, (ii) the amount of the Reduction, as calculated in accordance with Sections 2.39 and 4.2, subject to the remaining provisions of this Section 5.11 with respect to Minor Additional Plaintiffs, will be further reduced by an amount equal to (A) $50,000 multiplied by (B) the total number of Additional Plaintiffs who have delivered Individual Releases in accordance with this Section 5.11, and (iii) all Additional Plaintiffs whose Individual Releases are released to Defendants will be deemed Eligible Plaintiffs for all purposes under this Agreement following Defendants’ payment of the Final Settlement Amount (such calculation, the “Section 5.11 Adjustment”). Notwithstanding the foregoing provisions of this Section 5.11, or anything in Section 4.4, or any other provision of the Agreement to the contrary, with respect to that portion of the Section 5.11 Adjustment (if any) with respect to Additional Plaintiffs who are minors (each such minor a “Minor Additional Plaintiff”), the Section 5.11 Adjustment of the Final Settlement Amount with respect to such Minor Additional Plaintiff shall be calculated and paid as follows: (1) only Minor Additional Plaintiffs whom the Court has approved, directly or through a duly appointed special master or referee, all Settling Minors’ Compromise Petitions with respect to all such Minor Additional Plaintiffs, and whom have executed Individual Releases in accordance with this Section 5.11, in each case, on or before October 1, 2022, shall be eligible for the Section 5.11 Adjustment; and (2) the Section 5.11 Adjustment with respect to such Minor Additional Plaintiffs who meet the criteria in Section 5.11(1) shall be paid by Defendants on October 5, 2022, subject to the CMO 6 Withholding requirements set forth in Section 4.5. Defendants shall have no obligation to make any additional payments with respect to

Minor Additional Plaintiffs who do not meet each of the criteria set forth in Section 5.11(1) on or before October 1, 2022. If a fully executed Individual Release from an Additional Plaintiff is submitted in accordance with this Section 5.11 but the Agreement is terminated in accordance with Section 4.6, such Individual Release shall be deemed null and void together with all other Individual Releases. Within fourteen (14) days of the transfer of the Section 5.11 Adjustment with respect to any Minor Additional Plaintiffs, Plaintiffs’ Counsel shall file with the Court executed requests for dismissal with prejudice of all Claims of the Releasors in their entirety against Defendants. Plaintiffs’ Counsel shall take all necessary steps to work with the Court to ensure prompt entry of such dismissals.
With respect to the calculation of the total Reduction pursuant to Section 2.39 as modified by the Section 5.11 Adjustment described above, and by way of example only, if there are only 35,000 Eligible Plaintiffs identified on Updated Attachment E, and if only 34,500 Eligible Plaintiffs execute and deliver an Individual Release, and if there are ten (10) Settling EN Plaintiffs identified pursuant to Section 5.8, then the amount of the Reduction calculated pursuant to Section 2.39 shall equal: ($50,000 x 717) + ($50,000 x 500) – ($50,000 x 10) = $60,350,000. The Reduction is then further modified by the Section 5.11 Adjustment described in Section 5.11 as follows: if there are twenty (20) Additional Plaintiffs who are not minors who deliver Individual Releases in accordance with this Section 5.11, then the amount of the Reduction shall be further reduced as follows $60,350,000 - ($50,000 x 20) = $59,350,000. In addition, if seven (7) Minor Additional Plaintiffs meet each of the criteria set forth in Section 5.11(1) on or before October 1, 2022, then the amount of the Reduction shall be further reduced as follows $59,350,00 – ($50,000 x 7) = $59,000,000, which $59,000,000 will be the Reduction amount used to calculate the Final Settlement Amount for all purposes of this Agreement, and Defendants shall make the final Section 5.11 Adjustment payment of $350,000 to the QSF Account on October 5, 2022.
(i)Section 9.14 of the Agreement is hereby amended to add the following at the end of the Section:
“No later than August 15, 2022, Plaintiffs’ Counsel agrees to deliver to Defendants a complete update to the report previously delivered Defendants in accordance with Section 6.6, which such updated report shall be current as of August 10, 2022. From and after the CP Satisfaction Date, Plaintiffs’ Counsel further agrees to use best efforts to finalize all dismissals and releases including, without limitation, the approval of all Settling Minors’ Compromises.”
(j)Section 9.15 of the Agreement is hereby amended to add “Attachment I – Additional Plaintiffs” as the last sentence of the Section.
(k)The Agreement is hereby amended to add the Attachment I – Additional Plaintiffs that is attached to this Amendment as an attachment to the Agreement.
1.3Plaintiffs’ Counsel Representations. Plaintiffs’ Counsel represent and warrant that collectively they represent at least eighty (80) percent of Eligible Plaintiffs, and that they have the authority under Case Management Order No. 2 to enter into this Amendment. This Amendment has been duly authorized, executed and delivered by or on behalf of themselves. Upon execution and delivery, this Amendment constitutes the legal, valid, and binding obligation of the Plaintiffs’ Counsel, enforceable against such persons in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally, by rules of professional responsibility in applicable jurisdictions governing the professional conduct of individual lawyers of Plaintiffs’ Counsel reflected on the signature page(s) of this Amendment, and by general equitable principles.
1.4Defendants’ Representations. This Amendment has been duly authorized, executed, and delivered by or on behalf of the Defendants. Upon execution and delivery, this Amendment constitutes the legal, valid, and binding obligation of such Defendants, enforceable against such Defendants in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and by general equitable principles.
1.5Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state of California.
1.6Waiver of Inconsistent Provisions of Law; Severability. To the fullest extent permitted by applicable law, each Party waives any provision of law (including the common law) that renders any provision of this Amendment invalid, illegal, or unenforceable in any respect. If any provision of this Amendment is held to be unenforceable, this Amendment shall be considered divisible, and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Amendment shall remain in full force and effect.
1.7Amendments and Alterations; Agreement Remains In Full Force and Effect. This Amendment may not be altered, amended, waived, modified or otherwise changed in any respect or particular whatsoever, except by a writing duly executed by authorized representatives of the Parties. In the event of any conflict between the terms of the Agreement (prior the execution of this Amendment) and the terms of this Amendment, the terms of this Amendment shall prevail. All the provisions of this Amendment shall be deemed fully incorporated into the Agreement and made a part thereof. Except as specifically set forth in this Amendment, the terms and provisions of the Agreement shall remain unmodified and in full force and effect.
1.8Headings. The headings used herein are intended for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Amendment.
1.9Entire Agreement and Construction. The Agreement (as amended by this Amendment) constitutes the entire agreement between the Parties and supersede all other prior or contemporaneous agreements and understandings between the Parties, whether written or oral, with respect to such extension. This Amendment may be amended or modified only by a written instrument executed by the Parties. The Parties understand and agree that each and every term and condition of this Amendment has been mutually negotiated, prepared and drafted, and if at any time the Parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject thereto, no consideration shall be given to the issue of which Party actually prepared, drafted or requested any term or condition.
1.10Electronic Signatures and Counterparts. This Amendment to the extent signed and delivered electronically or by facsimile, shall be treated in all manner and respects as an original amendment to the Agreement, and shall be considered to have the same binding legal effect as if it were the original signed version thereof, delivered in person. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the First Amendment Date.
DEFENDANTS:

SOUTHERN CALIFORNIA GAS COMPANY	SEMPRA ENERGY

/s/ David J. Barrett	/s/ Peter R. Wall
Name: David J. Barrett	Name: Peter R. Wall
Title: VP & General Counsel	Title: Senior Vice President, Controller & CAO
Date: July 14, 2022	Date: July 14, 2022

APPROVED AS TO FORM AND CONTENT ONLY:

O'MELVENY & MYERS LLP	MORGAN, LEWIS & BOCKIUS LLP

/s/ Sabrina H Strong	/s/ James J. Dragna
Name: Sabrina H Strong	Name: James J. Dragna
Title: Partner	Title: Attorney
Date: July 15, 2022	Date: July 15, 2022

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to First Amendment]

PLAINTIFFS' COUNSEL:

/s/ Brian Panish	/s/ Raymond P. Boucher
Name: Brian Panish	Name: Raymond P. Boucher
Date: 07/14/2022	Date: 07/15/2022
Panish, Shea & Boyle LLP (on its own behalf and	Boucher LLP
on behalf of Kenneth T. Haan & Associates)	Raymond Boucher, Esq. (ray@boucher.la)
Brian Panish, Esq. (panish@psblaw.com)	Maria Weitz, Esq. (weitz@boucher.la)
Jesse Creed, Esq. (creed@psblaw.com)	21600 Oxnard Street, Suite 600
11111 Santa Monica Boulevard, Suite 700	Woodland Hills, CA 91367
Los Angeles, CA 90025	Phone: (818) 340-5400
Phone: (310) 477-1700	Fax: (818) 340-5401
Fax: (310) 477-1699

/s/ Patricia K. Oliver	/s/ Paul R. Kiesel
Name: Patricia K. Oliver	Name: Paul R. Kiesel
Date: 7/14/2022	Date: 07/14/2022
Parris Law Firm (on its own behalf and on behalf	Kiesel Law LLP (on its own behalf and on behalf
of Kenneth T. Haan & Associates)	of Keosian Law LLP)
R. Rex Parris, Esq. (rrparris@parrislawyers.com)	Paul Kiesel, Esq.
43364 10th Street West	Mariana McConell, Esq.
Lancaster, CA 93534	8648 Wilshire Blvd.
Phone: (661) 949-2595	Beverly Hills, CA 90211
Fax: (661) 949-7524	Phone: (310) 854.4444
Fax: (619) 525-7672

/s/ Robin L. Greenwald	/s/ Frank Petosa
Name: Robin L. Greenwald	Name: Frank Petosa
Date: 07/15/2022	Date: 7/14/2022
Weitz & Luxenberg, P.C.	Morgan & Morgan (on its own behalf and on
Robin Greenwald, Esq.	behalf of Kenneth T. Haan & Associates)
(rgreenwald@weitzlux.com)	Frank Petosa, Esq. (fpetosa@forthepeople.com)
1880 Century Park East, Suite 700	8151 Peters Road, 4th Floor
Los Angeles, CA 90067	Plantation, FL 33324
Phone: (310) 247-0921	Phone: (954) 318-0268
Fax: (310) 786-9927	Fax: (954) 327-3018
[Signature Page to First Amendment]

/s/ Roland Tellis	/s/ Gary A. Praglin
Name: Roland Tellis	Name: Gary A. Praglin
Date: 07/14/2022	Date: 07/14/2022
Baron & Budd P.C.	Cotchett, Pitre & McCarthy LLP
Roland Tellis, Esq. (rtellis@baronbudd.com)	Frank Pitre, Esq. (fpitre@cpmlegal.com)
15910 Ventura Blvd., Suite 1600	Gray Praglin, Esq. (gpraglin@cpmlegal.com)
Encino, CA 91436	2716 Ocean Park Boulevard, Suite 3088
Phone: (818) 839-2333	Santa Monica, CA 90405
Phone: (818) 986-9698	Phone: (310) 392-2008
Fax: (310) 392-0111

/s/ Andrew Jacobson	/s/ Alan Schimmel
Name: Andrew Jacobson	Name: Alan Schimmel
Date: 07/15/2022	Date: 07/15/2022
Engstrom, Lipscomb & Lack	Schimmel & Parks
Walter Lack, Esq. (wlack@elllaw.com)	Alan Schimmel, Esq.
10100 Santa Monica Boulevard, 12th Floor	(aischimmel@spattorneys.com)
Los Angeles, CA 90067	15303 Ventura Boulevard, Suite 650
Phone: (310) 552-3800	Sherman Oaks, CA 91403
Fax: (310) 552-9434

/s/ James Frantz
Name: James Frantz
Date: 07/15/2022
Frantz Law Group, APLC
James Frantz, Esq. (jpf@frantzlawgroup.com)
2029 Century Park East, Suite 400
Los Angeles, CA 90067
Phone: (323) 425-8138
Fax: (619) 525-7672
[Signature Page to First Amendment]

ATTACHMENT I – ADDITIONAL PLAINTIFFS

Plaintiff Name	Name of Complaint	Case No.	Filing Date of Complaint
Afaryan, Roy	Afaryan	22STCV18777	6/7/2022
Ajefmian, Raffi	Afaryan	22STCV18777	6/7/2022
Ajemian, Andre	Afaryan	22STCV18777	6/7/2022
Akhoain, Andrew	Afaryan	22STCV18777	6/7/2022
Akhoain,Christian	Afaryan	22STCV18777	6/7/2022
Barrios, Andrew	Afaryan	22STCV18777	6/7/2022
Chavez, Nathan	Afaryan	22STCV18777	6/7/2022
Choudhary, Dev	Afaryan	22STCV18777	6/7/2022
Choudhary, Tara	Afaryan	22STCV18777	6/7/2022
Davydov, Edward	Parraz	22STCV07391	3/1/2022
Debiasse, Eleanor	Afaryan	22STCV18777	6/7/2022
Debiasse, Miller	Afaryan	22STCV18777	6/7/2022
DeFrank, Antonio	Afaryan	22STCV18777	6/7/2022
Eagle, Richard	Afaryan	22STCV18777	6/7/2022
Eagle, Zachary	Afaryan	22STCV18777	6/7/2022
Eghrari, Monireh	Eghrari	21STCV43848	12/1/2021
Eshraghi, Desiree	Parraz	22STCV07391	3/1/2022
Estrada, Natalie	Afaryan	22STCV18777	6/7/2022
Estrada, Sofia	Afaryan	22STCV18777	6/7/2022
Foroughi, Emma	Parraz	22STCV07391	3/1/2022
Grodzen, Brandon	Parraz	22STCV07391	3/1/2022
Guzman, Adrianna	Afaryan	22STCV18777	6/7/2022
Jackson, Alexander	Afaryan	22STCV18777	6/7/2022
Judice, Bernardo	Afaryan	22STCV18777	6/7/2022
Judice, Luanna	Afaryan	22STCV18777	6/7/2022
Judice, Maria	Afaryan	22STCV18777	6/7/2022
Kaplan, Kyle	Parraz	22STCV07391	3/1/2022
Khatchik, Andre	Parraz	22STCV07391	3/1/2022
Kisch, William	Parraz	22STCV07391	3/1/2022
Kubler, Daniel	Afaryan	22STCV18777	6/7/2022
Kwon, Madison	Kwon	21STCV40079	11/1/2021
Levine, Rachel	Levine, Rachel	22STCV18448	6/6/2022
Lind, Rebecca	Afaryan	22STCV18777	6/7/2022
Mitchell, Zachary	Afaryan	22STCV18777	6/7/2022
O'Rourke, Eion	Afaryan	22STCV18777	6/7/2022
O'Rourke, Greyson	Afaryan	22STCV18777	6/7/2022
Parraz, Patrick J.	Parraz	22STCV07391	3/1/2022
Perceleanu, Audrey	Afaryan	22STCV18777	6/7/2022
Piskoulian, Angelina	Afaryan	22STCV18777	6/7/2022
Piskoulian, David	Afaryan	22STCV18777	6/7/2022
Piskoulian, Juliana	Afaryan	22STCV18777	6/7/2022
Skeggs, Abigail	Afaryan	22STCV18777	6/7/2022
Skeggs, Quinten	Afaryan	22STCV18777	6/7/2022
Stefano, Nicholas	Afaryan	22STCV18777	6/7/2022
Whelan, Brenna	Parraz	22STCV07391	3/1/2022
Attachment I

Exhibit A to the First Amendment
Copy of Master Agreement to Resolve JCCP No. 4861 Private Party Claims
[See attached]

Exhibit A